Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 26, 2004 among (i) SIERRA HEALTH SERVICES, INC., a Nevada corporation (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

RECITALS

     A.      A Credit Agreement dated as of March 3, 2003 (as amended by that certain First Amendment to Credit Agreement dated as of September 5, 2003, and as further amended or modified, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

     B.      The Borrower and the Required Lenders have agreed to an amendment of the terms of the Credit Agreement as set forth below.

AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.      Amendments to Credit Agreement.

    (a)      Amendment to Section 8.06. Section 8.06(e)(i) is hereby amended by deleting the proviso in its entirety and replacing it with the following:

"provided, however, such annual limitation shall be replaced with (A) $40,000,000 for the period from January 1, 2003 to September 5, 2003, (B) $60,000,000 for the period from September 5, 2003 to January 26, 2004 and (C) for the period from January 26, 2004 through and including December 31, 2004, an amount equal to the sum of (1) $30,000,000 and (2) up to $30,000,000 to match dollar for dollar the cash amount received by the Borrower during such period from (I) Sierra Military in the form of a Restricted Payment or a return on Investment or (II) the sale of CII in the form of net cash proceeds, in each of cases (A), (B) and (C) if, after giving effect to any such Restricted Payment made by the Borrower during such period, there shall be at least $15,000,000 of remaining availability existing under the Aggregate Commitments,"

    (b)      Amendment to Section 7.15. Section 7.15(b) of the Credit Agreement is hereby amended by adding the following new language to the end thereof (before the final "."):

     "minus (vi) the amount, not to exceed $60,000,000, paid by the Borrower in its 2004 fiscal year to repurchase the Borrower's common stock in accordance with Section 8.06"

    (c)      Amendment to Section 8.12. Section 8.12(b)(z)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "(i) if the Consolidated Leverage Ratio would be less than or equal to 1.50 to 1.00 upon giving effect to such Convertible Bond Repurchase (as well as to any Indebtedness incurred in connection therewith) on a Pro Forma Basis (as demonstrated by delivery to the Administrative Agent of a Pro Forma Compliance Certificate), $25,000,000; provided, however, (A) for the period from September 5, 2003 to January 26, 2004, such amount shall be replaced with $60,000,000 and (B) for the period from January 26, 2004 through and including December 31, 2004, such amount shall be replaced with an amount equal to the sum of (1) $30,000,000 and (2) up to $30,000,000 to match dollar for dollar the cash amount received by the Borrower during such period from (I) Sierra Military in the form of a Restricted Payment or a return on Investment or (II) the sale of CII in the form of net cash proceeds,"

     2.      Consent to Disposition of CIIC. By its signature below, each of the Lenders executing this Amendment hereby (a) consents to the disposition of CIIC to Folksamerica Holding Company, Inc. on substantially the terms set forth in the transaction summary prepared by the Borrower and attached to the memo dated January 13, 2004 from the Borrower to the Administrative Agent and (b) acknowledges and agrees that such disposition on such terms shall constitute an Excluded Disposition for all purposes under the Credit Agreement, including, without limitation, Sections 8.04 and 8.05 thereof.

     3.      Conditions Precedent to Effectiveness. The amendments to the Credit Agreement set forth herein shall be deemed effective as of the date hereof (the "Second Amendment Effective Date") when (and only when) each of the following conditions precedent has been satisfied:

    (a)      The Administrative Agent shall have received from the Loan Parties and the Required Lenders duly executed counterparts of this Amendment.

    (b)      The representations and warranties contained in Sections 4 and 6 of this Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as if made on and as of such date.

    (c)      The Administrative Agent shall have received, on behalf of each Lender that executes this Amendment, an amendment fee equal to 5.0 basis points multiplied by the aggregate Commitments of the Lenders executing this Amendment, such fee being for the account of each such Lender pro rata according to such Lender's Commitment.

     4.      Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, upon giving effect to this Amendment (a) no Default or Event of Default exists and (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the Second Amendment Effective Date (except for those that expressly state that they are made as of an earlier date, in which case they shall be true and correct as of such earlier date).

     5.      Ratification of Credit Agreement. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     6.      Authority/Enforceability. Each of the Loan Parties hereto represents and warrants as follows:

    (a)      It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

    (b)      This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

    (c)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment. The execution, delivery and performance by such Person of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Loan Party or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

     7.      Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

     8.      Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original.

     9.      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     10.      Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

     11.      Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Loan Documents.

     12.      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:                                    SIERRA HEALTH SERVICES, INC.

By:
Name:
Title:

GUARANTORS:                                BEHAVIORAL HEALTHCARE OPTIONS, INC.

By:
Name:
Title:

CII FINANCIAL, INC.

By:
Name:
Title:

FAMILY HEALTHCARE SERVICES

By:
Name:
Title:

FAMILY HOME HOSPICE, INC.

By:
Name:
Title:

NEVADA ADMINISTRATORS, INC.

By:
Name:
Title:

SIERRA HEALTH HOLDINGS, INC.

By:
Name:
Title:

SIERRA HEALTH-CARE OPTIONS, INC.

By:
Name:
Title:

SIERRA HOME MEDICAL PRODUCTS, INC.

By:
Name:
Title:

SOUTHWEST MEDICAL ASSOCIATES, INC.

By:
Name:
Title:

SOUTHWEST REALTY, INC.

By:
Name:
Title:

SIERRA FINANCIAL AGENCY, INC.

By:
Name:
Title:

 ADMINISTRATIVE
AGENT:                                             BANK OF AMERICA, N.A., in its capacity
                                                           as Administrative Agent

By:
Name:
Title:
LENDERS:                                         BANK OF AMERICA, N.A.,
                                                            as a Lender and L/C Issuer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title: